IBERIABANK Corporation Acquisition of Pocahontas Bancorp, Inc. July 27, 2006 Exhibit 99.2

Forward Looking Statements
Forward Looking Statements
Safe Harbor and 425 Language
Safe Harbor and 425 Language
Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute
“forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements.
Factors that might cause such a difference include, but are not limited to, those discussed in the
Company’s periodic filings with the SEC.
In connection with the proposed merger, IBERIABANK Corporation will file a
Registration Statement on Form S-4 that will contain a proxy statement/prospectus.  INVESTORS
AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY
STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES
AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents containing information about IBERIABANK Corporation and Pocahontas, without charge, at the SEC's web site at HTTP://www.sec.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may
also be obtained for free by directing a request to: Investor Relations-12   Floor, IBERIABANK
Corporation, 200 West Congress Street, Lafayette, LA, 70501, Phone: (337) 521-4788, Fax: (337)
521-4546.
This communication is not an offer to purchase shares of Pocahontas common stock, nor is it an offer to sell shares of IBERIABANK Corporation common stock which may be issued in any proposed merger with Pocahontas.  Any issuance of IBERIABANK Corporation common stock in any proposed merger with Pocahontas would have to be registered under the Securities
Act of 1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.
th

Presentation Outline
Presentation Outline
Our Stated Strategic Focus
Our Stated Strategic Focus
Arkansas Metropolitan Markets
Arkansas Metropolitan Markets
Northeast Arkansas
Northeast Arkansas
Pocahontas Background
Pocahontas Background
Merger Proposal
Merger Proposal
Strategic & Financial Implications
Strategic & Financial Implications

IBERIABANK Corporation
IBERIABANK Corporation
Our Stated Strategic Focus
Our Stated Strategic Focus
Organic Growth, Supplemented With Acquisitions
Organic Growth, Supplemented With Acquisitions
Focus On Markets With Competitive Advantage;
Focus On Markets With Competitive Advantage;
Primarily Louisiana, But Consider AR And MS
Primarily Louisiana, But Consider AR And MS
Basic “Blocking & Tackling”
Basic “Blocking & Tackling”
Banking
Banking
Balanced And Conservative Approach
Balanced And Conservative Approach
Operate Close To Our Clients & Hire Great People
Operate Close To Our Clients & Hire Great People
Relationships & People / Not Facilities & Products
Relationships & People / Not Facilities & Products
Partner When Fits --
Partner When Fits --
Strategic, Cultural & Financial
Strategic, Cultural & Financial
Shareholder-Focused And Opportunistic
Shareholder-Focused And Opportunistic

5 CURRENT IBKC MARKETS

6 Arkansas Metropolitan Markets

7 A Little Rock B NW Arkansas C Jonesboro D Ft. Smith E Texarkana F Pine Bluff G Hot Springs F E D C B A G Searcy W. Memphis Batesville Mountain Home Arkadelphia El Dorado Conway Russellville Helena

8 AR Metropolitan Markets

AR & LA Markets - Deposits
$17.4
$10.9
$9.3
$6.3
$4.4
$4.0
$3.8
$3.7
$2.5
$2.1
$2.1
$2.0
$1.6
$- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0
$ Billion Deposits
New Orleans
Little Rock, AR
Baton Rouge
NW Arkansas
Lafayette
Shreveport
Northshore
Ft. Smith, AR
Houma-Thibodaux
Lake Charles
Monroe
Jonesboro, AR
Alexandria

AR MSA Population
MSA Population
1.3%
-0.2% 0.9%
0.6%
0.6%
3.1%
1.1%
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
550,000
600,000
650,000
700,000
Little Rock NW Ark Ft. Smith Texarkana Jonesboro Pine Bluff Hot Springs
2002
2003

AR Metro Market Comparison
Summary Demographic Data
MSAs With Populations Greater
Than 100,000 In AR, LA, And MS
State
Total
Population
2005
Pop.
Change
2000-05 (%)
Proj.
Change
2005-10 (%)
Median
HH Income
2005
HH Inc.
Chg 2000-05
(%)
Proj. HH
Inc. Change
2005-10 (%)
1 New Orleans, LA LA 1,346,180 2.3 2.7 $         40,716 15.3 15.4
2
Oklahoma City, OK OK 1,156,464 5.6 5.4 43,940 19.4 18.1
3
Tulsa, OK OK 901,400 4.9 4.3 45,008 19.7 18.2
4 Baton Rouge, LA LA 745,951 5.7 6.1 42,812 14.4 15.1
5
Little Rock-North Little Rock, AR AR 653,153 7.0 7.5 47,104 21.0 22.6
6 Jackson, MS MS 521,356 4.9 5.3 42,500 13.8 14.7
7
Fayetteville-Springdale-Rogers, AR AR 402,550 16.0 15.7 43,503 20.0 20.8
8 Shreveport-Bossier City, LA LA 385,145 2.4 2.5 37,838 14.0 13.7
9 Fort Smith, AR-OK AR 282,362 3.4 2.4 37,557 19.1 19.0
10
Gulfport-Biloxi, MS MS 259,348 5.3 5.0 39,168 10.8 11.3
11 Lafayette, LA LA 250,607 4.8 5.0 40,338 13.7 13.5
12 Lake Charles, LA LA 200,064 3.4 3.4 40,132 13.7 12.9
13 Houma-Thibodaux, LA LA 199,943 2.8 2.1 39,588 12.8 11.5
14 Monroe, LA LA 172,452 1.4 1.7 36,036 13.6 14.0
15 Pascagoula, MS MS 158,977 5.6 5.0 42,790 11.3 11.2
16
Alexandria, LA LA 147,988 2.0 0.5 33,511 12.4 13.0
17 Texarkana, TX-Texarkana, AR AR 133,498 2.9 1.7 38,691 19.8 19.2
18 Hattiesburg, MS MS 129,129 4.3 4.3 34,416 12.1 12.6
19
Tupelo, MS MS 128,479 2.6 1.8 38,292 11.4 11.2
20
Lawton, OK OK 113,783 (1.1) (0.9) 39,464 16.2 16.6
21
Jonesboro, AR AR 113,249 5.1 5.4 37,884 21.8 22.3
22 Pine Bluff, AR AR 106,804 (0.5) (1.1) 38,099 21.7 22.2
23 Meridian, MS MS 105,940 (0.6) (0.5) 32,713 10.8 12.4
24
Hammond, LA LA 105,107 4.5 3.5 32,939 12.3 12.9

12 Northeast Arkansas

Northeast Arkansas
Northeast Arkansas
Large Construction Projects
Large Construction Projects
20 Largest Commercial Projects In Arkansas
Source: Arkansas Business, February 13, 2006
Rank Project Location Region Valuation
1. St. Mary's Health of NW Arkansas Rogers NW 89.0 $
2. Tyson Food Discovery Center Springdale NW 50.0
3. Richard Sheppard Arnold US Courthouse Little Rock Central 49.1
4. Pinnacle Hills Promenade Rogers NW 42.0
5. Mount Magazine Lodge Logan County West 32.0
6. Turtle Creek Mall Jonesboro NE 30.5
7. Aviation Support Facility, AR Nat Guard N. Little Rock Central 30.0
8. ASU Student Union Building Jonesboro NE 29.0
9. 300 Third Condominium Little Rock Central 29.0
10. Church at Pinnacle Hills Rogers NW 26.0
11. Medium Security Prison Phase 3 Malvern Central 26.0
12. North AR Regional Medical Center Patient Tower Harrison NW 25.0
13. U of A Center For Academic Excellence Fayetteville NW 25.0
14. Van Buren School Addition Van Buren West 24.3
15. Dickey-Stephens Field N. Little Rock Central 23.0
16. Alcoa Exchange Shopping Center Bryant Central 22.0
17. ASU Residential Housing Jonesboro NE 20.5
18. Bentonville High School Phase 2 Bentonville NW 20.0
19. NW AR Community College Student Center Rogers NW 20.0
20. Pleasant Grove Apartments Rogers NW 20.0

Jonesboro – Largest Employers
Company Company Employees
1 St. Bernard's Medical Center 2,000 26 Trumann Public Schools 250
2 Arkansas State University 1,500 27 Jonesboro Human Development Center 245
3
Wal-Mart Super Centers 890
28
Westside Public Schools 235
4
Hytrol Conveyor Company 700
29
HealthSouth Rehabilitation Hospital 230
5
Quebecor World 660
30
Parker Hannifin 230
6 Jonesboro Public Schools 640 31 ConAgra Foods 220
7 Frito-Lay 575 32 JK Products & Services, Inc. 216
8 City of Jonesboro 468 33 Dillard's 197
9
NEA Clinic 455
34
Lowe's of Jonesboro 196
10
Great Dane Trailers 440
35
Valley View Public Schools 186
11
NEA Medical Center 430
36
J. Wade Quinn Company, Inc. 185
12 Nestlé 425 37 Columbia Forest Products, Inc. 185
13 Crowley's Ridge Development Council 417 38 United States Postal Service 182
14
Wolverine Slipper Group-Frolic Location 410
39
Colson Caster Corporation 180
15
Mid-South Manufacturing Company 400
40
City Water & Light 180
16
Thomas & Betts Corporation 385
41
Fowler Foods, Inc. 176
17 Riceland Foods 350 42 Kraft Foods-Post Division 169
18 Nettleton Public Schools 350 43 Brookland Public Schools 163
19 Delta Consolidated Industries 340 44 Sam's Club 160
20
Mid-South Health Systems 330
45
Crane Kemlite, Inc. 154
21
Roach Manufacturing 280
46
Boling Security Guard, Inc 150
22
Craighead County 278
47
Harrisburg Public Schools 150
23 Arkansas Glass Container Corporation 265 48 Optus Telemation 145
24
Liberty Bank of Arkansas 260
49
Sears 144
25 Willow 250 50 International Paper 140
Employees

15 Jonesboro – Food Industry

Interstate
Highway
Expansion
Plans
Future I-555
Future I-555
Proposed I-30
Proposed I-30
Extension
Extension
From Little
From Little
Rock To St.
Rock To St.
Louis
Louis
Proposed I-730
Proposed I-730
Connector
Connector

17 Pocahontas Bancorp, Inc. Pocahontas Bancorp, Inc. Background Background

Pocahontas Background
Pocahontas Background
History
History
Holding Company Is Pocahontas Bancorp, Inc. (Delaware
Holding Company Is Pocahontas Bancorp, Inc. (Delaware
Corp); Primary Sub Is First Community Bank (OTS thrift)
Corp); Primary Sub Is First Community Bank (OTS thrift)
Commenced Operations In 1935 In Pocahontas, AR
Commenced Operations In 1935 In Pocahontas, AR
1994 IPO And Second Stage Offering In 1998 (At $10.00)
1994 IPO And Second Stage Offering In 1998 (At $10.00)
20 AR Offices: Jonesboro (4), Pocahontas (3),  Paragould
20 AR Offices: Jonesboro (4), Pocahontas (3),  Paragould
(2), Hardy (2), Lake City, Newport, Tuckerman, Swifton,
(2), Hardy (2), Lake City, Newport, Tuckerman, Swifton,
Walnut Ridge, Imboden, Hoxie, Marked Tree, Corning.
Walnut Ridge, Imboden, Hoxie, Marked Tree, Corning.
One Office & Mortgage Corporation In Broken Arrow, OK
One Office & Mortgage Corporation In Broken Arrow, OK
214 FTEs
214 FTEs
$17 Million Trust Preferred At Average Cost Of 8.84%
$17 Million Trust Preferred At Average Cost Of 8.84%
Historically Very Liability Sensitive
Historically Very Liability Sensitive
Management And Board Control About 25% Of Stock
Management And Board Control About 25% Of Stock

Pocahontas Background
Pocahontas Background
Historical Corporate Activities
Historical Corporate Activities
Announcement Effective
Corporate Action Date Date Summary Description
Bank Founding -- 1935 Commences operations as Pocahontas Federal Savings & Loan
Mutual HC Formed 12/91 Formed Pocahontas Federal Mutual Holding Company
Initial Public Offering -- 4/5/94 Issued 747,500 shares (46.4% of outstanding); Mutual HC has 53.6%
Branch Acquisition -- 8/21/97 Purchased 3 offices from Boatmans/NationsBank
Second Stage Offering 12/23/97 4/ 1/98 Issued 5,950,000 shares at $10.00 per share ($59.5 million) via FBR
Stock Split 4/ 1/98 4/ 1/98 Stock Split Adjustment of 4.0245:1 to IPO holders
Name Change 3/31/98 4/ 1/98 Formation of Holding Company-Pocahontas Bancorp, Inc.
Ticker Symbol Change 4/28/98 4/30/98 Stock Ticker Symbol Change from PFSLD to PFSL
Branch Acquisition -- 5/29/98 Purchased 3 offices from Superior Federal
Acquisition 5/29/98 9/15/98 Acquired 3 Branches in Arkansas
Stock Buyback 11/15/98 3/26/99 Buyback of 1,000,472 Shares at $8.74 per share
Stock Buyback 3/30/99 1/4/00 Buyback of 435,736 Shares at $7.32 per share
Stock Buyback 1/4/00 8/14/00 Buyback of 274,400 Shares at $6.30 per share
Stock Buyback 8/14/00 8/17/00 Buyback of 265,000 Shares at $7.06 per share
Stock Buyback 8/21/00 9/19/00 Buyback of 499,600 Shares at $7.92 per share
Stock Buyback 9/19/00 7/25/02 Buyback of 246,200 Shares at $10.06 per share
Acquisition 1/4/01 5/15/01 Acquisition of Walden/Smith Financial Group (FCB)
Acquisition -- 10/1/01 Acquired Southern Mortgage Corporation in Broken Arrow, OK
Acquisition 1/16/02 5/31/02 Acquisition of Spring Rivers Bancshares (Peoples Bank-Imboden)
Acquisition 11/20/01 6/21/02 Acquisition of North Arkansas Bancshares (Newport FSB)
Stock Buyback 7/25/02 8/2/02 Buyback of 235,226 Shares at $10.85 per share
Branch Sale 7/23/02 10/11/02 Sold 2 Offices to Bank of England
Stock Buyback 8/30/02 9/13/02 Buyback of 51,700 Shares at $10.57 per share
Acquisition 11/27/02 4/30/03 Acquisition of Marked Tree Bancshares, Inc
Branch Sale 6/5/03 8/15/03 Sold Brinkley office to Bank of Brinkley
Branch Sale 11/20/03 3/5/04 Sold Stawberry Office to Bank of Cave City

Pocahontas Background
Pocahontas Background
Financials –
Financials –
Balance Sheet
Balance Sheet
At September 30, At
Assets
2002 2003 2004 2005 June 30, 2006
Cash and equivalents $34,307 $22,020 $35,218 $23,411 $16,172
Securities available for sale 117,341 293,569 160,633 99,460 96,841
Securities held to maturity 8,124 5,404 86,201 129,952 136,423
Cash and securities 163,362 328,074 291,960 263,911 256,590
Loans 411,286 393,070 387,575 432,805 431,919
Loan loss reserves (3,205) (4,068) (3,765) (3,209) (2,700)
Loans receivable, net 408,081 389,002 383,810 429,596 429,219
Real estate owned 1,707 876 619 349 NA
Mortgage servicing rights 185 700 700 600 NA
Goodwill and intangibles 17,932 16,728 15,145 14,171 13,441
Other assets 25,749 28,108 27,674 32,637 33,694
Total assets $617,016 $763,488 $719,908 $741,264 $732,944
Liabilities and Equity
Deposits $520,032 $586,092 $491,078 $514,044 $534,755
Borrowings 22,137 100,694 153,897 148,645 125,077
Trust preferred securities 0 16,921 16,942 16,963 16,978
Other liabilities 27,354 6,784 5,490 9,244 4,668
Total liabilities 569,523 710,491 667,407 688,896 681,478
Preferred equity 0 0 0 0 0
Common equity 45,896 52,098 53,218 54,885 55,821
Unrealized gain/(loss) on securities 1,597 899 (717) (2,517) (4,355)
Total equity 47,493 52,997 52,501 52,368 51,466
Total liabilities and equity $617,016 $763,488 $719,908 $741,264 $732,944
Tangible equity 29,561 36,269 37,356 38,197 38,025
Loans serviced for others NA 85,874 91,860 98,588 NA

Pocahontas Background
Pocahontas Background
Financials –
Financials –
Income Statement
Income Statement
Fiscal Year Ended September 30, Quarter Ended Last Four
2001 2002 2003 2004 2005 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06 Quarters
Interest income 29,891 $    34,107 $   37,044 $    36,080 $     35,632 $    9,059 $     9,071 $     9,451 $     9,770 $     9,816 $     38,108 $
Interest expense 19,099 17,200 19,242 16,658 18,942 4,862 5,102 5,498 5,879 6,204 22,683
Net interest income 10,792 16,907 17,802 19,422 16,690 4,197 3,969 3,953 3,891 3,612 15,425
Loan loss provision 200 900 2,595 3,900 525 0 400 0 310 0 710
Net interest income after provision 10,592 16,007 15,207 15,522 16,165 4,197 3,569 3,953 3,581 3,612 14,715
Non-interest income:
  Loan sales 423 1,003 3,278 1,240 1,056 258 323 202 168 214 907
  Other non-interest income 2,813 3,638 4,539 3,909 4,054 912 1,247 1,199 971 932 4,349
Total non-interest income 3,236 4,641 7,817 5,149 5,110 1,170 1,570 1,401 1,139 1,146 5,256
Operating expenses:
  Compensation and benefits 4,921 8,201 10,444 9,540 9,342 2,508 2,073 2,444 2,379 2,329 9,225
  Occupancy expense 1,278 2,419 2,654 2,723 2,780 645 700 736 763 724 2,923
  Amortization of intangibles 492 840 1,096 1,002 974 243 244 243 243 243 973
  Other expenses 2,413 3,104 3,347 2,688 4,198 1,124 1,372 870 937 861 4,040
Total operating expenses 9,104 14,564 17,541 15,953 17,294 4,520 4,389 4,293 4,322 4,157 17,161
Non-operating income (expense):
  Gain (loss) on sale of securities 380 555 324 386 566 564 2 54 212 4 272
  Foreclosed property income (132) (216) (538) (321) (211) (133) (38) (24) (57) (4) (123)
  Other non-operating income (expense) (3,181) 0 2,412 137 0 0 0 0 0 0 0
Net non-operating income (expense) (2,933) 339 2,198 202 355 431 (36) 30 155 0 149
Minority interest 0 0 0 0 0 0 0 0 0 0 0
Income before taxes 1,791 6,423 7,681 4,920 4,336 1,278 714 1,091 553 601 2,959
  Taxes 382 2,188 2,387 1,463 1,097 440 (140) 234 (78) (38) (22)
  Extraordinary items, net 0 0 0 0 0 0 0 0 0 0 0
Reported net income $1,409 $4,235 $5,294 $3,457 $3,239 $838 $854 $857 $631 $639 $2,981

Company Background
Company Background
Financials -
Financials -
Ratios
Ratios
Fiscal Year Ended September 30, Quarter Ended
2001 2002 2003 2004 2005 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06
Period end shares outstanding 4,468,680 4,376,295 4,549,791 4,641,717 4,641,717 4,641,717 4,641,717 4,641,717 4,641,717 4,641,717
Book value per share $9.98 $10.85 $11.65 $11.31 $11.28 $11.33 $11.28 $11.32 $11.14 $11.09
Tangible book value per share $6.86 $6.75 $7.97 $8.05 $8.23 $8.22 $8.23 $8.32 $8.19 $8.19
Earnings per share $0.33 $0.96 $1.20 $0.75 $0.71 $0.19 $0.19 $0.19 $0.14 $0.14
Dividends per share $0.26 $0.29 $0.32 $0.32 $0.32 $0.08 $0.08 $0.08 $0.08 $0.08
Dividend payout ratio 78.8% 29.7% 26.7% 42.7% 45.1% 42.1% 42.1% 42.1% 57.1% 57.1%
Average assets 408,193 534,428 685,675 733,143 735,264 736,012 726,569 746,607 742,235 735,309
Return on assets 0.35% 0.79% 0.77% 0.47% 0.44% 0.46% 0.47% 0.46% 0.34% 0.35%
Return on equity 3.4% 9.1% 10.7% 6.6% 6.2% 6.4% 6.5% 6.6% 4.6% 5.0%
Interest-rate spread 2.74% 3.54% 2.94% 2.97% 2.61% 2.63% 2.45% 2.41% 2.30% NA
Net interest margin 2.90% 3.54% 2.89% 2.91% 2.53% 2.55% 2.41% 2.34% 2.28% 2.15%
Earning assets/costing liabilites 103.2% 99.9% 98.3% 98.8% 97.3% 97.1% 98.6% 98.0% 99.5% NA
Efficiency ratio 61.4% 63.7% 64.2% 60.9% 74.9% 79.7% 74.8% 75.6% 81.1% 82.3%
Effective tax rate 21.3% 34.1% 31.1% 29.7% 25.3% 34.4% -19.6% 21.4% -14.1% -6.3%
Non-performing assets/total assets 1.59% 0.83% 0.90% 0.74% 0.60% 0.62% 0.60% 0.53% 0.38% 0.30%
Non-performing loans/gross loans 1.81% 0.83% 1.53% 1.22% 0.95% 0.96% 0.95% 0.94% 0.58% 0.50%
Loan loss reserves/gross loans 0.72% 0.78% 1.03% 0.97% 0.74% 0.82% 0.74% 0.66% 0.61% 0.63%
Loan loss reserves/NPLs 39.9% 94.3% 67.5% 79.5% 78.3% 85.7% 78.3% 70.9% 104.2% 124.4%
Net charge-offs/average loans 0.35% 0.30% 0.53% 1.07% 0.28% 0.21% 0.41% 0.41% 0.46% NA
Risk-weighted assets/total assets 72.4% 62.4% 57.0% 57.4% 61.8% 58.6% 61.8% 59.7% 60.6% NA
GAAP capital/total assets 9.22% 7.70% 6.94% 7.29% 7.06% 7.29% 7.06% 6.99% 7.01% 7.02%
GAAP tangible capital/total assets 6.53% 4.93% 4.86% 5.30% 5.25% 5.40% 5.25% 5.24% 5.25% 5.28%
Tier 1 risk-based capital 9.47% 9.91% 10.92% 11.68% 10.80% 11.41% 10.80% 11.46% 11.74% NA
Total risk-based capital 10.17% 10.74% 11.85% 12.59% 11.50% 12.17% 11.50% 12.08% 12.32% NA

23 ARKANSAS BRANCHES AND MARKETS

Company Background
Company Background
Arkansas Office Locations
Arkansas Office Locations
Lawrence
County
Craighead
County
Randolph
County
Sharp
County
Poinsett
County
Jackson
County
Clay
County
Greene
County

25 Company Background Company Background Broken Arrow, Oklahoma Location Broken Arrow, Oklahoma Location

Company Background
Company Background
Market Share –
Market Share –
Jonesboro Market
Jonesboro Market
Source: FDIC Data at June 30, 2005 including credit unions Source: FDIC Data at June 30, 2005 including credit unions
Jonesboro, AR Fed Defined Market
Inst Deposits
Type /Office
1 Liberty Bancshares, Inc. Jonesboro, AR 9 $632,385 32.3% Bank 70,265 $
2 Regions Financial Corporation Birmingham, AL 12 $319,323 16.3% Bank 26,610 $
3 Simmons First National Corporation Pine Bluff, AR 5 $211,054 10.8% Bank 42,211 $
4 Pocahontas Bancorp, Inc. Jonesboro, AR 6 $176,261 9.0% Thrift 29,377 $
5 Heritage Capital Corporation Jonesboro, AR 5 $131,960 6.7% Bank 26,392 $
6 BancorpSouth, Inc. Tupelo, MS 3 $128,054 6.5% Bank 42,685 $
7 First Delta Bankshares, Inc. Blytheville, AR 1 $70,140 3.6% Bank 70,140 $
8 Bank of America Corporation Charlotte, NC 3 $66,108 3.4% Bank 22,036 $
9 First National Corporation of Wynne Wynne, AR 2 $61,161 3.1% Bank 30,581 $
10 First Paragould Bankshares, Inc. Paragould, AR 2 $60,533 3.1% Bank 30,267 $
11 Tyronza Bancshares Marked Tree, AR 3 $38,679 2.0% Bank 12,893 $
12 Little River Bancshares Inc Lepanto, AR 1 $37,031 1.9% Bank 37,031 $
13 Washco Bancshares, Inc. Potosi, MO 3 $20,293 1.0% Bank 6,764 $
14 Southern Bank of Commerce Paragould, AR 2 $4,447 0.2% Bank 2,224 $
57 $1,957,429 100.0% $      34,341 Total Branches / Deposits
Headquarters Off.
2005 Deps
($000)
Share Rank Holding Company

Company Background
Company Background
Market Share: Other NE AR Counties
Market Share: Other NE AR Counties
Source: FDIC Data at June 30, 2005 including credit unions Source: FDIC Data at June 30, 2005 including credit unions
Holding Company Headquartered Off. 2005 Dep Share Ownership
Randolph
1 Pocahontas Bancorp Jonesboro, AR 3 $122,489 50.7%
Stock
2 Mountain Home Bancshares Mountain Home 1 $78,371 32.4% Private
3 BancorpSouth, Inc. Tupelo, MS 1 $20,417 8.5% Stock
4 FNB-Lawrence County Walnut Ridge, AR 1 $20,395 8.4%
Subsidiary
Total Branches / Deposits
6 $241,672 100.0%
Jackson
1 M&P Community Bancshares Newport, AR 2 $94,337 44.7%
Private
2 Pocahontas Bancorp Jonesboro, AR 3 $74,920 35.5%
Stock
3 Regions Financial Corporation Birmingham, AL 1 $41,781 19.8% Stock
Total Branches / Deposits 6 $211,038 100.0%
Lawrence
1 FNB-Lawrence County Walnut Ridge, AR 2 $91,056 39.0%
Subsidiary
2 Pocahontas Bancorp Jonesboro, AR 3 $73,922 31.7%
Stock
3 Regions Financial Corporation Birmingham, AL 1 $33,778 14.5% Stock
4 Sharp Bancshares, Inc. Cave City, AR 2 $23,174 9.9%
Private
5 Citizens Bancshares-Batesville Batesville, AR 1 $11,512 4.9% Private
Total Branches / Deposits 9 $233,442 100.0%
Poinsett
1 First Delta Bankshares, Inc. Blytheville, AR 1 $70,140 23.5% Private
2 First National Corp-Wynne Wynne, AR 2 $61,161 20.5% Private
3 Tyronza Bancshares Marked Tree, AR 3 $38,679 13.0% Private
4 Little River Bancshares Inc Lepanto, AR 1 $37,031 12.4%
Private
5 Regions Financial Corporation Birmingham, AL 3 $30,836 10.3%
Stock
6 Pocahontas Bancorp Jonesboro, AR 1 $24,784 8.3%
Stock
7 Washco Bancshares, Inc. Potosi, MO 3 $20,293 6.8%
Private
8 Simmons First National Pine Bluff, AR 1 $15,352 5.2% Stock
Total Branches / Deposits
15 $298,276 100.0%
Holding Company Headquartered Off. 2005 Dep Share Ownership
Clay
1 First Paragould Bankshares, Inc.Paragould, AR 1 $76,047 31.9% Private
2 Piggott Bankstock, Inc. Piggott, AR 1 $57,412 24.1% Private
3 Liberty Bancshares, Inc Jonesboro, AR 1 $35,620 14.9%
Private
4 Regions Financial Corporation Birmingham, AL 2 $32,960 13.8%
Stock
5 Pocahontas Bancorp Jonesboro, AR 1 $23,286 9.8%
Stock
6 Corning Savings & Loan Corning, AR 1 $13,357 5.6% Private
Total Branches / Deposits 7 $238,682 100.0%
Sharp
1 FNBC Bancorp Inc Ash Flat, AR 5 $200,183 56.2% Private
2 Sharp Bancshares, Inc. Cave City, AR 2 $64,067 18.0% Private
3 Liberty Bancshares, Inc Jonesboro, AR 1 $23,140 6.5%
Private
4 Pocahontas Bancorp Jonesboro, AR 2 $22,252 6.2%
Stock
5 Simmons First National Pine Bluff, AR 2 $21,087 5.9% Stock
6 Citizens Bancshares-Batesville Batesville, AR 1 $15,338 4.3% Private
7 First Community Bancshares Batesville, AR 1 $10,291 2.9%
Private
Total Branches / Deposits 14 $356,358 100.0%
Greene
1 First Paragould Bankshares Paragould, AR 2 $250,418 42.3% Private
2 Security State Bancshares Charleston, MO 3 $79,334 13.4%
Private
3 BancorpSouth, Inc. Tupelo, MS 4 $74,656 12.6% Stock
4 Regions Financial Corporation Birmingham, AL 3 $64,597 10.9% Stock
5 Liberty Bancshares, Inc Jonesboro, AR 3 $55,090 9.3% Private
6 Washco Bancshares, Inc. Potosi, MO 2 $34,520 5.8% Private
7 Southern Bank of Commerce Paragould, AR 1 $25,285 4.3%
Private
8 Pocahontas Bancorp Jonesboro, AR 1 $8,455 1.4%
Stock
Total Branches / Deposits 19 $592,355 100.0%

Loan Portfolio Composition
Loan Composition
December 31, 2005
$000 %Loans $000 %Loans
Construction & Land 20,879 5.0% 49,644 2.6%
Residential Mortgages 160,003 38.0% 647,705 33.6%
Home Equity Lines 4,168 1.0% 87,581 4.5%
Multi-Family Mortgages 9,402 2.2% 23,681 1.2%
Commercial RE 141,360 33.6% 435,748 22.6%
Total Commercial & Ag. 62,531 14.9% 270,614 14.0%
Total Consumer 19,504 4.6% 303,522 15.7%
State & Political - 0.0% 108,162 5.6%
Other Loans 3,224 0.8% 1,362 0.1%
Total Loans 421,071 100.0% 1,929,031 100.0%
IBERIABANK Pocahontas
Pocahontas - Loan Composition
38%
1%
34%
15%
5%
5%
2%
Construction & Land Residential Mortgages
Home Equity Lines Multi-Family Mortgages
Commercial RE Total Commercial & Ag.
Total Consumer State & Political
Other Loans
IBERIABANK - Loan Composition
34%
5%
1%
23%
14%
16%
6%
3%
Construction & Land Residential Mortgages
Home Equity Lines Multi-Family Mortgages
Commercial RE Total Commercial & Ag.
Total Consumer State & Political
Other Loans
Pro Forma Combined - Loan Composition
34%
4%
1%
25%
14%
14%
3% 5%
Construction & Land Residential Mortgages
Home Equity Lines Multi-Family Mortgages
Commercial RE Total Commercial & Ag.
Total Consumer State & Political
Other Loans

Deposit Composition
Deposit Composition
December 31, 2005
$000 %Loans $000 %Loans
Noninterest Bearing 49,299 9.1% 350,065 15.6%
NOW/Other Transaction 15,825 2.9% 575,379 25.7%
Money Market 157,699 29.2% 323,157 14.4%
Regular Savings 48,658 9.0% 231,574 10.3%
IRAs/Keogh 36,690 6.8% 113,741 5.1%
CDs 232,037 43.0% 649,047 28.9%
Total Deposits 540,208 100.0% 2,242,963 100.0%
IBERIABANK Pocahontas
Pocahontas - Deposit Composition
3%
29%
7%
43%
9%
9%
Noninterest Bearing NOW/Other Transaction
Money Market Regular Savings
IRAs/Keogh CDs
IBERIABANK - Deposit Composition
26%
14%
10%
5%
29%
16%
Noninterest Bearing NOW/Other Transaction
Money Market Regular Savings
IRAs/Keogh CDs
Pro Forma Combined - Deposit Composition
21%
17%
10%
5%
32%
14%
Noninterest Bearing NOW/Other Transaction
Money Market Regular Savings
IRAs/Keogh CDs

Company Background
Company Background
Board Of Directors & Management
Board Of Directors & Management
Director PFSL/FCB Title Interests Age Ownership
Pocahontas Corporate Board of Directors
Ralph P. Baltz Chairman Owner/Operator--Tri-County Sand & Gravel 57 4.0%
N. Ray Campbell Director Owner--Big Valley Trailers (Pocahontas) 56 0.8%
James A. Edington Executive Vice President Bank Executive, Owner--Sporting Goods, Cattle Farmer 55 6.8%
L. Marcus Van Camp Director Retired School Superintendent (Pocahontas) 57 1.1%
A. Dwayne Powell President & CEO 41 4.6%
A. J. Baltz, Jr Director Owner/operator - Baltz Feed Store 78 3.4%
T. Bruce Burrow Director Commercial RE Developer, ADED Commissioner 62 2.6%
Executive Officers
Brad F. Snider Chief Operating Officer Former CEO - North Arkansas Bancshares 45 1.0%
Terry P. Davis Chief Financial Officer 46 0.4%
First Community Bank Board of Directors
Harold W. Perrin FCB Director Bank Consultant, Jonesboro City Councilman/Vice Mayor
William B. Hurt III FCB Director Owner--501 Club, Club Red
Kaneaster Hodges, Jr FCB Director Attorney, former U.S. Senator
John M. Minor FCB Director Insurance agent
E. Ritter Arnold FCB Director President - E. Ritter Companies,
Dan Hatzenbuehler FCB Director Chairman - E. Ritter Company

31 Merger Proposal Merger Proposal For For Pocahontas Bancorp, Inc. Pocahontas Bancorp, Inc.

Merger Proposal
Merger Proposal
Deal Overview
Deal Overview
Estimated Value Of Approximately $16.44 Per Pocahontas Share
Estimated Value Of Approximately $16.44 Per Pocahontas Share
Fixed Exchange (0.2781 Shares)
Fixed Exchange (0.2781 Shares)
Total Value Of $76.3 Million (Assuming $59.10 IBKC Price)
Total Value Of $76.3 Million (Assuming $59.10 IBKC Price)
No Pricing Collars
No Pricing Collars
Customary Walk-Away Provisions (12-Month, Mutual, MAC, Etc.)
Customary Walk-Away Provisions (12-Month, Mutual, MAC, Etc.)
Insiders Sign Support And Affiliate Agreements
Insiders Sign Support And Affiliate Agreements
No Corporate Board Seats
No Corporate Board Seats
Board Members Form Northeast Arkansas Advisory Board
Board Members Form Northeast Arkansas Advisory Board
Lock-Up Fee Of $3.7 Million
Lock-Up Fee Of $3.7 Million

Merger Proposal
Merger Proposal
Leadership Team
Leadership Team
Dwayne Powell (CEO) –
Dwayne Powell (CEO) –
2-Year Consulting Agreement
2-Year Consulting Agreement
Employment Agreements For Two Senior Officers
Employment Agreements For Two Senior Officers
Robert Head, Currently IBKC’s
Robert Head, Currently IBKC’s
EVP-North Louisiana
EVP-North Louisiana
•
•
Named President Of Arkansas
Named President Of Arkansas
•
•
A Native Of Jonesboro And Graduate of U of A
A Native Of Jonesboro And Graduate of U of A
•
•
Will Continue To Serve Arkansas Client Base
Will Continue To Serve Arkansas Client Base
David Doherty, Currently IBKC’s
David Doherty, Currently IBKC’s
EVP-Credit Admin.
EVP-Credit Admin.
•
•
Named Chief Credit Officer For Arkansas
Named Chief Credit Officer For Arkansas
•
•
A Native Of Elton, LA And Graduate Of LSU
A Native Of Elton, LA And Graduate Of LSU
•
•
Former Bank One President For Lake Charles
Former Bank One President For Lake Charles

Merger Proposal
Merger Proposal
Significant Assumptions
Significant Assumptions
We Estimate Pocahontas Will Earn Base Net Income
We Estimate Pocahontas Will Earn Base Net Income
Of Approximately $2.5 Million In 2007
Of Approximately $2.5 Million In 2007
Marks & Bond Reinvestment Adds $3.4 Million (B/T)
Marks & Bond Reinvestment Adds $3.4 Million (B/T)
Anticipate Some Marginal Loan And Deposit Run-Off
Anticipate Some Marginal Loan And Deposit Run-Off
To Occur Within The First Year
To Occur Within The First Year
Cost Savings Phased In Over 1 Year; Expect 11% To
Cost Savings Phased In Over 1 Year; Expect 11% To
19% Savings On Operating Expense (Ex-CDI)
19% Savings On Operating Expense (Ex-CDI)
One-Time Costs Of $6 Million (Some Capitalized)
One-Time Costs Of $6 Million (Some Capitalized)
CDI Assumed To Be $8 Million; 10 Years, SYD Basis
CDI Assumed To Be $8 Million; 10 Years, SYD Basis
Stock Options May Be Exercised Or Cashed Out
Stock Options May Be Exercised Or Cashed Out

Merger Proposal
Merger Proposal
Financial Implications
Financial Implications
Drivers Of Financial Results:
Drivers Of Financial Results:
•
•
Add Leadership Team; Assimilate Cultures
Add Leadership Team; Assimilate Cultures
•
•
Retain Clients And Achieve Consolidation Savings
Retain Clients And Achieve Consolidation Savings
•
•
Manage Credit Risk And Interest Rate Risk
Manage Credit Risk And Interest Rate Risk
Excluding One-Time Merger-Related Charges,
Excluding One-Time Merger-Related Charges,
Immaterial Impact On GAAP EPS In 2006; +$0.07 To
Immaterial Impact On GAAP EPS In 2006; +$0.07 To
2007 GAAP EPS And +$0.12 To 2007 Cash EPS
2007 GAAP EPS And +$0.12 To 2007 Cash EPS
14% Accretive to BVS; Breakeven To Tangible BVS
14% Accretive to BVS; Breakeven To Tangible BVS
Approximately $42 Million Of Gross Goodwill Created
Approximately $42 Million Of Gross Goodwill Created
Tier 1 Leverage Ratio Declines Approximately 40 Bps
Tier 1 Leverage Ratio Declines Approximately 40 Bps
Internal Rate Of Return In “Mid-Teens”
Internal Rate Of Return In “Mid-Teens”

Merger Proposal
Merger Proposal
Strategic Implications
Strategic Implications
Modest Growth Market & Enhances Diversification
Modest Growth Market & Enhances Diversification
Natural Extension Of Our Current Coverage
Natural Extension Of Our Current Coverage
We Supplement Their Product Offerings
We Supplement Their Product Offerings
Rationale Competitive Environment
Rationale Competitive Environment
We Add Leadership And Competitive Advantage
We Add Leadership And Competitive Advantage
Leverages Our Current Corporate Infrastructure
Leverages Our Current Corporate Infrastructure
Staging Ground For Future Arkansas Expansion
Staging Ground For Future Arkansas Expansion
Market And Client Knowledge
Market And Client Knowledge
Fair Pricing For Both Parties
Fair Pricing For Both Parties
Same Path As IBERIABANK Six Years Ago
Same Path As IBERIABANK Six Years Ago

Merger Proposal
Merger Proposal
Market Multiples
Market Multiples
Bank M&A
Bank M&A
Multiples
Multiples
Thrift M&A
Thrift M&A
Multiples
Multiples
Source: Stifel Nicolaus
Source: Stifel Nicolaus
Nicolaus
Through July 21, 2006 Through July 21, 2006
Market-To-Book = 1.48x
Market-To-Book = 1.48x
Market-To-Tangible Book = 2.01x
Market-To-Tangible Book = 2.01x
Market Premium = 33% (7/26/05)
Market Premium = 33% (7/26/05)
Price-To-Earnings = 25.6x
Price-To-Earnings = 25.6x
Core Deposit Premium = 9.2%
Core Deposit Premium = 9.2%

Merger Proposal
Merger Proposal
Summary Of Merger
Summary Of Merger
Opportunistic; We Bring Something To The Table
Opportunistic; We Bring Something To The Table
Solid Strategic, Cultural, And Financial Fit
Solid Strategic, Cultural, And Financial Fit
Excellent Returns For Shareholders Of Both
Excellent Returns For Shareholders Of Both
Companies
Companies
Provides Diversity--Retail Shareholders
Provides Diversity--Retail Shareholders
Creates Arkansas Entry And Expansion Vehicle
Creates Arkansas Entry And Expansion Vehicle
Excellent Platform For Growth (Over 5 Years)
Excellent Platform For Growth (Over 5 Years)
We Can Manage Interest Rate And Credit Risk
We Can Manage Interest Rate And Credit Risk
Our View: Low Risk And Favorable Timing
Our View: Low Risk And Favorable Timing